Exhibit 99.N.11

SCHEDULE A

TO THE AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT

BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

AS OF DECEMBER 15, 2004

Bull ProFund

Mid-Cap ProFund

Small-Cap ProFund

OTC ProFund

Europe 30 ProFund

Mid-Cap Value ProFund Mid-

Cap Growth ProFund Small-

Cap Value ProFund Small-Cap

Growth ProFund UltraBull

ProFund

UltraMid-Cap ProFund

UltraSmall-Cap ProFund

UltraOTC ProFund

UltraJapan ProFund

Bear ProFund

UltraBear ProFund

UltraShort OTC ProFund

Money Market ProFund

Airlines UltraSector ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Biotechnology UltraSector ProFund Consumer

Cyclical UltraSector ProFund Consumer Non-

Cyclical UltraSector ProFund Energy UltraSector

ProFund

Leisure Goods & Services UltraSector ProFund

Financial UltraSector ProFund Healthcare

UltraSector ProFund Industrial UltraSector ProFund

Internet UltraSector ProFund Oil Drilling Equipment

& Services UltraSector ProFund

Pharmaceuticals UltraSector ProFund Precious

Metals UltraSector ProFund Real Estate

UltraSector ProFund Semiconductor

UltraSector ProFund Technology UltraSector

ProFund Telecommunications UltraSector

ProFund

ProFund VP Bull

ProFund VP Mid-Cap

ProFund VP Small-Cap

ProFund VP OTC

ProFund VP Japan

ProFund VP Europe 30

ProFund VP Mid-Cap Value

ProFund VP Mid-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Small-Cap Growth

ProFund VP Bull Plus ProFund

VP UltraBull ProFund VP

UltraMid-Cap ProFund VP

UltraSmall-Cap

ProFund VP UltraEurope

ProFund VP UltraOTC

ProFund VP Bear

ProFund VP UltraBear ProFund

VP UltraShort OTC

ProFund VP Airlines

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Cyclical

ProFund VP Consumer Non-Cyclical

ProFund VP Energy

ProFund VP Internet

ProFund VP Leisure Goods & Services

ProFund VP Financial

ProFund VP Healthcare

ProFund VP Industrial

ProFund VP Oil Drilling Equipment & Services

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

Utilities UltraSector ProFund

Wireless Communications UltraSector ProFund

Asia 30 ProFund

UltraDow 30 ProFund

U.S. Government Plus ProFund

Short OTC ProFund

Short Small-Cap ProFund

Rising Rates Opportunity ProFund

Large-Cap Value ProFund Large-

Cap Growth ProFund Dow 30

ProFund

Short Dow 30 ProFund

Short Mid-Cap ProFund

UltraShort Dow 30 ProFund UltraShort

Mid-Cap ProFund UltraShort Small-

Cap ProFund. Rising Rates Opportunity

10 ProFund

U.S. Government 30 ProFund

Long Dollar ProFund

Short Dollar ProFund

ProFund VP Utilities

ProFund VP Wireless Communications ProFund

VP Money Market ProFund VP Asia 30

ProFund VP UltraDow 30

ProFund VP U.S. Government Plus ProFund

VP Short OTC ProFund VP Short Small-Cap

ProFund VP Rising Rates Opportunity ProFund

VP Large-Cap Value ProFund VP Large-Cap

Growth ProFund VP Dow 30

ProFund VP Short Dow 30 ProFund VP

Short Mid-Cap ProFund VP UltraShort

Dow 30 ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort Small-Cap

ProFund VP Long Dollar ProFund VP

Short Dollar

PROFUNDS ADVISORS LLC		PROFUNDS
a Maryland limited liability company		a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir		Louis M. Mayberg
	Chairman and Chief Executive Officer		President

SCHEDULE A

TO THE AMENDED AND RESTATED

MULTIPLE CLASS PLAN

Bull ProFund

Mid-Cap ProFund

Small-Cap ProFund

OTC ProFund

Europe 30 ProFund

Mid-Cap Value ProFund Mid-Cap Growth

ProFund Small-Cap Value ProFund Small-

Cap Growth ProFund UltraBull ProFund

UltraMid-Cap ProFund UltraSmall-Cap

ProFund UltraOTC ProFund

UltraJapan ProFund

Bear ProFund

UltraBear ProFund

UltraShort OTC ProFund Money Market

ProFund Airlines UltraSector ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Biotechnology UltraSector ProFund

Consumer Cyclical UltraSector ProFund

Consumer Non-Cyclical UltraSector

ProFund Energy UltraSector ProFund Dow

30 ProFund

Short Dow 30 ProFund

Short Mid-Cap ProFund Long Dollar

ProFund

Short Dollar ProFund

Leisure Goods & Services UltraSector

ProFund

Financial UltraSector ProFund

Healthcare UltraSector ProFund

Industrial UltraSector ProFund

Internet UltraSector ProFund

Oil Drilling Equipment & Services

UltraSector ProFund

Pharmaceuticals UltraSector ProFund Precious

Metals UltraSector ProFund Real Estate

UltraSector ProFund Semiconductor

UltraSector ProFund Technology UltraSector

ProFund Telecommunications UltraSector

ProFund Utilities UltraSector ProFund and

Wireless Communications UltraSector ProFund

Asia 30 ProFund

UltraDow 30 ProFund

U.S. Government Plus ProFund

Short OTC ProFund

Short Small-Cap ProFund

Rising Rates Opportunity ProFund

Large-Cap Value ProFund

Large-Cap Growth ProFund

UltraShort Dow 30 ProFund

UltraShort Mid-Cap ProFund

UltraShort Small-Cap ProFund

Rising Rates Opportunity 10 ProFund U.S.

Government 30 ProFund

Date: December 15, 2004

Leisure Goods & Services UltraSector

ProFund

Financial UltraSector ProFund

Healthcare UltraSector ProFund

Industrial UltraSector ProFund

Internet UltraSector ProFund

Oil Drilling Equipment & Services

UltraSector ProFund

Pharmaceuticals UltraSector ProFund Precious

Metals UltraSector ProFund Real Estate

UltraSector ProFund Semiconductor

UltraSector ProFund Technology UltraSector

ProFund Telecommunications UltraSector

ProFund Utilities UltraSector ProFund and

Wireless Communications UltraSector ProFund

Asia 30 ProFund

UltraDow 30 ProFund

U.S. Government Plus ProFund

Short OTC ProFund

Short Small-Cap ProFund

Rising Rates Opportunity ProFund

Large-Cap Value ProFund

Large-Cap Growth ProFund

UltraShort Dow 30 ProFund

UltraShort Mid-Cap ProFund

UltraShort Small-Cap ProFund

Rising Rates Opportunity 10 ProFund U.S.

Government 30 ProFund